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                                                                   EXHIBIT 10.15

                         MORTGAGE MODIFICATION AGREEMENT

THIS MORTGAGE MODIFICATION AGREEMENT (the "Agreement") is made and entered into effective as of December 12, 1996 by and between SAGI REALTY LTD., an Ohio limited liability company ("Borrower") and NATIONAL CITY BANK OF COLUMBUS, FORMERLY KNOWN AS NATIONAL CITY BANK, COLUMBUS, a national banking association ("Bank").

WHEREAS, Borrower executed a certain promissory note (the "Note") dated April 1, 1996, in the original principal amount of $2,000,000.00 payable to the order of Bank on or before October 1, 2006; and

WHEREAS, the Note is secured by a certain Open-End mortgage (the "Mortgage") executed by Borrower, dated April 1, 1996, filed for record on April 20, 1996 and recorded in Volume 31560, Page C20 of the Official Records of Franklin County, Ohio; and

WHEREAS, the parties have agreed to increase the amount of the loan to $2,125,000.00 which increase is evidenced by a certain promissory note dated December 12, 1996 which promissory note shall replace (but not serve as a satisfaction of) the Note and shall be in the original principal amount of $2,125,000.00 (the "Replacement Note"); and

WHEREAS, the parties desire to modify the Mortgage to provide for the Replacement Note, but otherwise to preserve all other terms and conditions of the Mortgage and any other instrument or document executed in connection therewith.

NOW THEREFORE, in consideration of and subject to the covenants and terms contained herein and for other good and valuable consideration, the parties hereto agree as follows:

1. MODIFICATION OF MORTGAGE. Section 2 of the Mortgage is hereby deleted in its entirety and the following is hereby inserted in its place:

      OBLIGATIONS SECURED. This Mortgage is given to secure payment of the Subject Debt. "SUBJECT DEBT" means, collectively, the principal of, interest on, fees, late charges, premiums, and other amounts owing under a certain promissory note made by Grantor on December 12, 1996 in the face amount of TWO MILLION ONE HUNDRED TWENTY-FIVE THOUSAND AND 00/100 DOLLARS ($2,125,000.00), and payable to the order of Bank on or before December 1, 2006, and all amendments, modifications, extensions, and renewals of any thereof, to the extent that the total loan indebtedness secured by this Mortgage, exclusive of the interest thereon, does not at any time exceed TWO MILLION ONE HUNDRED TWENTY-FIVE THOUSAND AND 00/100 DOLLARS ($2,125,000.00), plus all unpaid advances of Bank with respect to the Premises for the payment of taxes, assessments, insurance premiums, or costs incurred in the protection or operation of the Premises, and all other obligations of Grantor under this Mortgage.

2. RATIFICATION OF MORTGAGE AND SECURITY AGREEMENT. Except as herein expressly modified, the parties hereto ratify, approve, accept and confirm all of the terms and conditions of the Mortgage and of any security agreement executed in connection therewith.

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3.    CONTINUATION OF MORTGAGE LIENS AND SECURITY INTERESTS. Except for the
      modifications above stated, the parties hereby expressly intend that this Agreement shall not constitute the creation of a new debt or the extinguishment of the debt evidenced by the Note or any replacement therefor; nor shall it in any manner affect or impair any mortgage lien or security interest originally granted in connection with the Note, which Borrower hereby acknowledges to be valid and existing liens on the property described in the Mortgage or security agreement originally executed in connection with or referencing the Note, and said mortgage liens or security interests are hereby agreed to be continued in full force and effect from the date hereof until the debt evidenced by the Replacement Note is fully satisfied.

4. NO COURSE OF DEALING; WAIVER. Borrower expressly acknowledges and agrees that the execution of this Agreement shall not constitute a waiver of, and shall not preclude the exercise of, any right, power or remedy granted to Bank in any document evidencing the indebtedness of Borrower to Bank, or as provided by law, except to the extent expressly provided herein. No previous modification, extension, or compromise entered into with respect to any indebtedness of Borrower to Bank shall constitute a course of dealing or be inferred or construed as constituting an express or implied understanding to enter into any future modification, extension or compromise. No delay on the part of Bank in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice Bank's rights, powers or remedies.


5. FURTHER ASSURANCES. Borrower further agrees to execute and deliver any and all other documents and take any and all other steps or actions reasonably deemed necessary by Bank to effectuate this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in manner and form sufficient to bind them at Columbus, Franklin County, Ohio as of the date first above written.

Signed and Acknowledged
in the Presence of:                             GRANTOR:

/s/ BRIAN T. STRAYTON                           SAGI REALTY LTD.
------------------------------
witness as to all signatures
                                            By: Safe Auto Group, Inc., an
                                                Ohio Corporation, a Member

BRIAN T STRAYTON
------------------------------
witness name printed

                                            By: /s/ Ari Deshe
                                                --------------------------------
                                                Ari Deshe, President

/s/ DEBORAH D. SMITHERS
------------------------------
witness as to all signatures

                                            By: Safe Auto Group Agency,
                                                Inc., an Ohio Corporation,
                                                a Member

DEBORAH D. SMITHERS
------------------------------
witness name printed

                                            By: /s/ Ari Deshe
                                                --------------------------------
                                                Ari Deshe, President

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STATE OF OHIO
COUNTY OF FRANKLIN, SS :

BEFORE ME, a Notary Public in and for said County and State, personally appeared Ari Deshe, in his capacity as President of Safe Auto Group, Inc., in its capacity as a Member of, SAGI Realty Ltd., who acknowledged that he did sign the foregoing for and on behalf of that entity, with all necessary power and authority to do so, and that the same is the free act and deed of that entity and is the free act and deed of each such individual personally and in the capacity herein before set forth.

IN TESTIMONY, I set my hand and official seal this 12th day of December 1996.

                [STAMP]

                                                /s/ Deborah D. Smithers
                                                --------------------------------
                                                Notary Public
STATE OF OHIO
COUNTY OF FRANKLIN, SS :

BEFORE ME, a Notary Public in and for said County and State, personally appeared Ari Deshe, in his capacity as President of Safe Auto Group Agency, Inc., in its capacity as a Member of, SAGI Realty Ltd., who acknowledged that he did sign the foregoing for and on behalf of that entity, with all necessary power and authority to do so, and that the same is the free act and deed of that entity and is the free act and deed of each such individual personally and in the capacity herein before set forth.

IN TESTIMONY, I set my hand and official seal this 12th day of December 1996.

                                                 /s/ Deborah D. Smithers
                                                --------------------------------
                                                Notary Public

This instrument prepared by:             [STAMP]

National City Bank of Columbus
Law Department
155 East Broad Street
Columbus, Ohio  43251

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